EXHIBIT 10.13
                                                                       EXHIBIT G



                         PLEDGE AND SECURITY AGREEMENT

                                  BY AND AMONG

                              BIZCOM, U.S.A., INC.

                                      AND

                              SMR MANAGEMENT, INC.

                                      AND

                          SOPHIA COMMUNICATIONS, INC.


                               NOVEMBER 25, 2003



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                         PLEDGE AND SECURITY AGREEMENT
                 (BizCom U.S.A., Inc. and SMR Management, Inc.)


         THIS PLEDGE AND SECURITY AGREEMENT (the "SECURITY AGREEMENT") is entered into as of November 25, 2003, by and among (i) BizCom U.S.A., Inc., a Florida corporation ("Debtor"), (ii) SMR Management, Inc., a Florida Corporation and wholly owned subsidiary of Debtor (the "Company"), and (iii) Sophia Communications, Inc., ("Secured Party") and its assigns.

         WHEREAS, Debtor, Secured Party and SOPHIA Licensee, Inc. ("Subsidiary") entered into that certain Asset Purchase Agreement wherein Secured Party and Subsidiary have agreed to sell substantially all of their assets to the Debtor in exchange for cash, shares of the common stock and warrants convertible into common stock of the Debtor and Promissory Notes (as described herein) (the "PURCHASE AGREEMENT"); and

         WHEREAS, as a condition to Closing of the Purchase Agreement and as security for payment in full by Debtor of all amounts owed to Secured Party under the Promissory Notes, Debtor and the Company have agreed to execute and deliver this Security Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the Purchase Agreements, the parties hereto agree as follows:

         1. REFERENCE TO PURCHASE AGREEMENT. The terms, conditions, and provisions of the Purchase Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until such time as the Obligations (as defined below) are paid and performed in full.

         2. CERTAIN DEFINITIONS. Unless otherwise defined herein or in the Purchase Agreement, as used herein, the following terms have the meanings indicated:

                  "COLLATERAL" shall mean the Pledged Shares and any and all proceeds therefrom.

                  "DEFAULT" shall have the meaning set forth in Section 6.

                  "FCC LICENSES" means the licenses issued by the Federal Communications Commission to the Company to operate radio stations under call signs WPOJ271, WPOJ272, WPOJ273, WPOJ274, WPOJ275, WPOJ276, WPOJ277, WPOJ278, WPOJ279, WPOJ280, and WPOJ281 in the 220-222 MHz band.

                  "OBLIGATIONS" means any and all obligations of Debtor to the Secured Party owed under the Promissory Notes, including the payment of principal and accrued interest thereunder.

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                  "PLEDGED SHARES" means all shares of common or preferred stock of the Company which are now owned by Debtor or hereafter issued by the Company to Debtor, including, without limitation, the shares of common stock of the Company described on SCHEDULE 1 hereto, together with all distributions thereon, all cash and noncash proceeds thereof, and any securities, notes, or other instruments issued in increase, substitution or replacement thereof.

                  "PROMISSORY NOTES" means collectively (i) the promissory note issued by Debtor as maker to Secured Party as payee in the principal amount of Two Million Nine Hundred Thousand Dollars and no cents ($2,900,000.00) as part of the Purchase Price under the Purchase Agreement and (ii) the promissory note issued by Debtor as maker to Secured Party as payee in the principal amount of Four Hundred Thousand Dollars and no cents ($400,000.00) as part of the Purchase Price under the Purchase Agreement.

                  "SECURITY INTEREST" means the security interest granted and the pledge created under Section 3 hereof.

                  "UCC" means the Uniform Commercial Code as enacted in the State of Florida or other applicable jurisdiction, as amended at the time in question.

         To the extent that a defined term used herein is also defined in the UCC then if the definition given to such term in this Security Agreement conflicts with the definition given to such term in the UCC, this Security Agreement definition shall control to the extent legally allowable.

         3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligations when due, including, but not limited to, all indebtedness, liabilities, and obligations now existing or hereafter arising under or in connection with the Promissory Notes, Debtor hereby grants Secured Party a security interest in, and pledges and collaterally transfers, and assigns the Pledged Shares in favor of Secured Party, all upon and subject to the terms and conditions of this Security Agreement. Such Security Interest is granted as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract or applicable law, then the Security Interest created hereby nonetheless remains effective to the extent allowed by UCC ss. 9.404(b) or other applicable law, but is otherwise limited by that prohibition.

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         4. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to
Secured Party that:

                  (a) Purchase Agreement. Each of the representations and warranties of Debtor set forth in the Purchase Agreement are incorporated in this Security Agreement by reference and, and each such representation and warranty is true and correct in all material respects as of the date hereof as if expressly stated herein.

                  (b) Binding Obligations. This Security Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Debtor, except as may be limited by laws affecting creditors rights or equitable principles generally. For Collateral in which the Security Interest may be perfected through possession or "control" (within the meaning of Sections 8-106 and 9-106 of the UCC) by Secured Party, the Security Interest constitutes a first-priority Lien in and to the Collateral. The creation of the Security Interest does not require the consent of any person that has not been obtained.

                  (c) Securities. The Pledged Securities are duly authorized, validly issued, fully paid, and non-assessable, and the transfer thereof is not subject to any restrictions, other than restrictions imposed by applicable securities and corporate laws. Debtor has good title to the Collateral, free and clear of all Liens and encumbrances thereon (except for the Security Interest created hereby), and, to the extent certificated has delivered to Secured Party all stock certificates or other instruments or documents representing or evidencing the securities, together with corresponding assignment or transfer powers duly executed in blank by Debtor, and such powers have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms, except as may be limited by laws affecting creditors rights or equitable principles generally; and the pledge of the securities in accordance with the terms hereof creates a valid and perfected first-priority Security Interest in the securities securing payment of the Obligations. Other than as set forth in this Security Agreement, there exist as of the date hereof, no agreement which could affect the transferability of any of the Pledged Shares.

                  (d) Governmental Authority. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Debtor of the Pledged Shares pursuant to this Security Agreement or for the execution, delivery, or performance of this Security Agreement by Debtor (including the filing of a financing statement under the UCC), or (ii) for the exercise by Secured Party of the voting or other rights

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         provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement (except as contemplated by SECTION 6 hereof).

                  (e) Liens. Debtor owns all presently existing Collateral free and clear of all Liens.

         5. COVENANTS. Until such time as the Obligations are paid in full, Debtor and the Company covenant and agree with Secured Party that such party will:

                  (a) Promptly upon knowledge thereof notify Secured Party of any material change in any fact or circumstances represented or warranted by Debtor with respect to any of the Collateral or Obligations and any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding;

                  (b) At Debtor's or the Company's expense and Secured Party's request, (i) after the occurrence and continuation of a Default (as hereinafter defined), file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's rights hereunder to sell the Collateral; (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.

                  (c) Impairment of Collateral. Not use any of the Collateral, or permit the same to be used, for any unlawful purpose, in any manner that is reasonably likely to adversely impair the value or usefulness of the Collateral, or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon.

                  (d) Pledged Shares. Not sell, exchange, or otherwise dispose of, or grant any option, warrant, or other right with respect to, any of the Pledged Shares.

                  (e) FCC Licenses. Not sell, exchange, or otherwise dispose of, mortgage or encumber, or enter into any agreement to sell, exchange or otherwise dispose of, mortgage or encumber, or suffer to exist any claim, Lien or encumbrance on, or grant any option or other right with respect to, the FCC Licenses.

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                  (f) Existence. Not issue any additional securities in the
         Company, terminate the corporate existence of the Company, to be a party to any merger or consolidation, or to sell, lease, or dispose of all or substantially all of its assets and properties in a single transaction or a series of related transactions of the Company, except that Debtor may take such actions as would occur in the ordinary course of the Debtor's business.

                  (g) Removal of Legends. In the event Secured Party decides to foreclose upon or dispose of the Pledged Shares, Debtor agrees to use commercially reasonable efforts (subject to the requirements of applicable law) to assist Secured Party in expeditiously removing any legends on the Pledged Shares which, in Secured Party's sole judgment, would or could delay Secured Party's foreclosure upon or disposition of such Pledged Shares.

         6. DEFAULT; REMEDIES. In the event there is a default (meaning failure to pay on a due date as set forth in each Promissory Note or within 5 business days after written notice of such failure from the Payee) under either Promissory Note or there exists any material breach of any representation made by the Debtor or the Company herein, or the Debtor or the Company breaches any covenant hereunder or if any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise): (i) if Debtor or Company makes an assignment for the benefit of creditors or admits in writing an inability to pay its debts generally as they become due; or (ii) if an order, judgment or decree is entered adjudicating Debtor or Company bankrupt or insolvent; or (iii) if Debtor or Company petitions or applies to any tribunal for the appointment of a trustee or receiver of Debtor or Company, or of any substantial part of the assets of Debtor or Company, or commences any proceedings relating to Debtor or Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or (iv) if any such petition or application is filed, or any such proceedings are commenced, against Debtor or Company, and Debtor or Company by any act indicates its approval thereof, consent thereto, or acquiescence therein, or an order is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order remains unstayed and in effect for more than 90 days; or (v) if Debtor or Company dissolves or otherwise ceases to conduct business in the ordinary course of the Debtor's or Company's business as generally presently conducted (any and each such event described in this sentence being a "DEFAULT") Secured Party may exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by this Agreement, at law, in equity, or otherwise, including, without limitation applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment). If a foreclosure sale on Pledged Shares is

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subject to SECTION 6 herein, then Secured Party will not foreclose on such
Pledged Shares unless it has given at least ten (10) days written notice to Debtor and to the FCC, to the extent such notice is required under 47C.F.R. 22.937(f).

                  (a) Notice. To the extent that any notice of a public, private or other foreclosure sale is required under the UCC, such notice shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind.

                  (b) Sales of Pledged Shares.

                           (i) Debtor agrees that, because of the Securities Act
                  of 1933, as amended, or the rules and regulations promulgated thereunder (collectively, the "SECURITIES ACT"), or any other laws or regulations, and for other reasons, there may be legal or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Shares and for the enforcement of its rights. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence and during the continuation of a Default, to sell all or any part of the Pledged Shares at private sale, subject to investment letter or in any other manner which will not require the Pledged Shares, or any part thereof, to be registered in accordance with the Securities Act or any other laws or regulations, and make a reasonable effort to sell the Pledged Shares and/or the FCC Licenses at a commercially reasonable value at such private sale or other distribution in the manner mentioned above. Debtor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Shares, or any part thereof, than would otherwise be obtainable if such Collateral were either afforded to a larger number or potential purchasers, registered under the Securities Act, or sold in the open market. Debtor agrees that any such private sale made under this PARAGRAPH 6(B) shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Pledged Shares to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws.

                           (ii) Secured Party is authorized, in connection with
                  any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Shares to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Shares, and (B) to impose such other limitations or conditions in connection with any such sale as Secured Party reasonably

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                  deems necessary in order to comply with applicable law. Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Shares so sold. Each purchaser at any such sale shall hold the Pledged Shares so sold absolutely free from any claim or right of Debtor of whatsoever kind, including any equity or right of redemption of Debtor. Debtor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any law now existing or hereafter enacted.

                           (iii) To the extent that any notice of a public,
                  private or other foreclosure sale is required under the UCC, Debtor agrees that ten (10) days' written notice from Secured Party to Debtor of Secured Party's intention to make any such public, private or other foreclosure sale shall constitute "reasonable authenticated notification" within the meaning of the UCC. Such notice shall (A) in case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which such sale may be consummated. Any public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Shares may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine, and Secured Party may be the purchaser thereof. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                           (iv) In case of any sale of all or any part of the
                  Pledged Shares on credit or for future delivery, the Pledged Shares so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Shares so sold and in case of any such failure, such Pledged Shares may again be sold. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged Shares, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

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                           (v) Without limiting the foregoing, or imposing upon
                  Secured Party any obligations or duties not required by applicable law, Debtor acknowledges and agrees that, in foreclosing upon any of the Pledged Shares, or exercising any other rights or remedies provided Secured Party hereunder or under applicable law, Secured Party may, but, except to the extent required by law, shall not be required to: (A) qualify or restrict prospective purchasers of the Pledged Shares by requiring evidence of sophistication or creditworthiness and, to the extent required consents are necessary as contemplated by SECTION 6 hereof, evidence of capability to obtain such required consents, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Pledged Shares or participation in any public or private foreclosure sale process, (B) provide to prospective purchasers business and financial information regarding Debtor available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Shares with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Shares, the solicitation of purchasers for Pledged Shares, or the manner of sale of Pledged Shares.

                  (c) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this PARAGRAPH 6 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward payment of the balance of the Obligations. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, Debtor shall remain liable for any deficiency.

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         7. OTHER RIGHTS OF SECURED PARTY.

                  (a) Performance. If Debtor fails to keep the Collateral in good standing and condition, as required in this Security Agreement, or fails to preserve the priority of the Security Interest in any of the Collateral, or otherwise fails to perform any of the Obligations, then Secured Party may, at its option, but without being required to do so, take all other action which Debtor is required, but has failed or refused, to take. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and reasonable attorneys' fees) shall bear interest from the dates of expenditure or payment at the interest rate set for a default under the Promissory Notes until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligations.

                  (b) Record Ownership of Securities. If a Default exists, Secured Party at any time may have any Collateral that is Pledged Shares and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee; and, as to any Pledged Shares so registered, Debtor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, powers of attorney, dividend coupons or orders, and other documents as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting rights and powers which it is entitled to exercise under this Security Agreement or to receive the dividends and other payments in respect of such Collateral that is Pledged Shares which it is authorized to receive and retain under this Security Agreement.

                  (c) Voting of Securities. As long no Default exists, Debtor is entitled to exercise all voting rights pertaining to any Collateral that is Pledged Shares. If a Default exists and is continuing, and if Secured Party elects to exercise such right by delivering written notice of such election to Debtor, then the right to vote any Collateral that is Pledged Shares shall be vested exclusively in Secured Party. To this end, Debtor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is Pledged Shares standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default exists and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligations has been paid and performed in full.

                  (d) Certain Proceeds. Any and all stock dividends or distributions in property made on or in respect of any Pledged Shares, and any proceeds of any Pledged Shares, whether such dividends,

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         distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise, shall be part of the Collateral hereunder, shall, if received by Debtor, be held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this Security Agreement. Any cash proceeds of Collateral which come into the possession of Secured Party (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral.

                  (e) Use and Operation of Collateral. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, taxes, and other charges shall bear interest at the default rate until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligations. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subparagraph are applicable whether or not a Default exists.

                  (f) Power of Attorney. For use following and during the continuation of a Default, Debtor hereby irrevocably constitutes and appoints Secured Party as Debtor's attorney-in-fact, with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in

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         Secured Party's discretion, for the sole purpose of carrying out the terms of this Security Agreement, enforcing Secured Party's rights under this Security Agreement, and, to the extent permitted by applicable law, to take any action and to execute any document and instrument which Secured Party may deem necessary or advisable to execute on behalf of Debtor any continuation statement with respect to the Security Interests created hereby, and to do any and all acts and things to protect, preserve and (following a Default) foreclose upon the Collateral, including, without limitation, the protection and prosecution of all rights included in the Collateral.

                  (G) INDEMNIFICATION. DEBTOR HEREBY ASSUMES ALL LIABILITY FOR THE COLLATERAL AND FOR THE SECURITY INTEREST ARISING AS A RESULT OF OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN. DEBTOR AGREES TO INDEMNIFY, SAVE, AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST, AND COVENANTS TO DEFEND SECURED PARTY AGAINST, ANY AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES (COLLECTIVELY, "CLAIMS"), INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES, AND ANY OF THE FOREGOING ARISING FROM SECURED PARTY'S ENFORCEMENT OF THIS SECURITY AGREEMENT UPON A DEFAULT BY DEBTOR OR THE COMPANY. WITHOUT LIMITING THE FOREGOING, AND NOTWITHSTANDING THE EXISTENCE OF A DEFAULT, DEBTOR AND COMPANY EXPRESSLY RELEASE AND HOLD HARMLESS SECURED PARTY FROM ANY OBLIGATIONS OR RESPONSIBILITIES WITH RESPECT TO SECURED PARTY'S REASONABLE STEPS TAKEN TO ENSURE THE PRESERVATION OF THE FCC LICENSES, INCLUDING ANY OBLIGATION OR RESPONSIBLITY RELATING TO COMPLIANCE WITH ANY REGULATION OR REQUIREMENT OF THE FCC.

         8. ACKNOWLEDGMENT OF REGULATORY CONSIDERATIONS

         If any consents, authority, or approval of the FCC or any applicable PUC (collectively, "REQUIRED CONSENTS") is required in connection with the exercise by Secured Party of any rights granted, or action to be taken, hereunder with respect to the Collateral, then the following provisions shall apply:

                  (a) FCC Approval. Notwithstanding anything to the contrary contained in this Security Agreement, Secured Party will not consummate any foreclosure sale or take any other actions pursuant to this Security Agreement which would constitute a transfer of control or an assignment of an FCC License if such transfer of control or assignment would require under then-existing law (including the written rules and regulations promulgated by the FCC or any other applicable PUC with

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         jurisdiction) any consents, without first obtaining such consents. To the fullest extent permitted by applicable laws, Secured Party nevertheless may, without limiting other rights and remedies available to it by applicable laws or agreement, give notice of a proposed foreclosure sale, prepare for such sale, and conduct such sale, subject to a requirement (to the extent required by applicable laws) that such sale will not be consummated until Required Consents are obtained. Debtor further acknowledges that any such approval process would substantially delay the consummation of a foreclosure sale, significantly restrict the number of possible bidders at any such foreclosure sale, and reduce the price which would be bid or paid in connection with any such foreclosure sale; and notwithstanding the foregoing, conduct of such a foreclosure, subject to such approval procedure, shall be commercially reasonable and Secured Party shall have no obligation or liability to Debtor in connection therewith.

                  (b) Actions by Debtor. Debtor agrees to take, and cause to be taken, any action which Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to Secured Party by this Security Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, Debtor, at its sole cost and expense, agrees to use its best efforts to secure the Required Consents and to cooperate with Secured Party in any action commenced by Secured Party to secure such consent. Upon the occurrence and during the continuation of a Default, Debtor shall promptly prepare and execute or cause the preparation and execution (including the preparation and execution by Communications) of all applications, certificates, instruments, and other documents and papers that may be required to file in order to obtain any required consents, and if Debtor fails or refuses to prepare or execute (or cause preparation and execution of) such documents, then, on the order of any court of competent jurisdiction, the Clerk of the Court with jurisdiction may prepare and execute such documents on behalf of Debtor. Debtor further recognizes that a violation of this covenant would result in irreparable harm to Secured Party for which monetary damages are not readily ascertainable and which might not fully compensate Secured Party. Therefore, in addition to any other remedy which may be available to Secured Party, at law or in equity, Secured Party shall have the remedy of specific performance of the provisions of this subsection.

         9. MISCELLANEOUS.

                  (a) Continuing Security Interest. This Security Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the Obligations of Secured Party; (ii) be binding upon Debtor, its successors, and assigns; and (iii) inure to the benefit of and be

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         enforceable by the Secured Party, and its respective successors, transferees, and assigns. Without limiting the generality of the foregoing CLAUSE (III), the Secured Party may assign or otherwise transfer any of its respective rights under this Security Agreement to any other Person who acquires an interest in either Promissory Note, and such Person shall thereupon become vested with all the rights and benefits in respect thereof granted herein or otherwise to the Secured Party to the extent of such assignment or transfer. Upon payment in full of the Obligations, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  (b) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Party's rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations; (iii) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligations, whether now existing or hereafter occurring;
         (iv) any renewal, extension, or rearrangement of the payment of any or all of the Obligations, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Debtor; (v) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vi) any failure of Secured Party to notify Debtor of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Secured Party against Debtor or any new agreement between Secured Party and Debtor, it being understood that Secured Party shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (vii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligations, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (viii) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason

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         Secured Party is required to refund such payment or pay the amount thereof to someone else.

                  (c) Waivers. Except to the extent expressly otherwise provided and to the fullest extent permitted by applicable law, Debtor waives
         (i) any right to require Secured Party to proceed against any other person, to exhaust its rights in Collateral, or to pursue any other right which Secured Party may have; (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and
         (iii) all rights of marshaling in respect of any and all of the Collateral.

                  (d) Amendments. This Security Agreement may be amended only by an instrument in writing executed jointly by Debtor, the Company and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                  (e) Multiple Counterparts. This Security Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                  (f) Parties Bound; Assignment. This Security Agreement shall be binding on Debtor and the Company's and Debtor and the Company's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns, except that, Debtor and Company may not, without the prior written consent of Secured Party, assign any rights, duties, or obligations hereunder.

                  (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AS TO ITS VALIDITY, INTERPRETATION, AND EFFECT SOLELY IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCEPT IF THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF FLORIDA. UNLESS THE CONTEXT OTHERWISE REQUIRES, ALL TERMS USED HEREIN WHICH ARE DEFINED IN THE UNIFORM COMMERCIAL CODE AS ENACTED IN THE STATE OF FLORIDA SHALL HAVE THE MEANINGS THEREIN STATED.

                  (h) Jurisdiction and Venue; Service of Process; Waiver of Trial by Jury; Attorneys' Fees. If any dispute or controversy shall arise between any of the parties hereto, such dispute or controversy

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         may only be brought for resolution solely in the federal and/or state courts located in Broward County, Florida. Each of the parties hereto hereby consent solely to the jurisdiction and venue of such courts, and agree that they shall not contest or challenge the jurisdiction or venue of such courts. Each of the parties hereto agrees that service of any process, summons, notice or document, by U.S. registered or certified mail, to its address set forth in or as provided in Section
         8.08 of the Purchase Agreement shall be effective service of process for any action, suit or proceeding brought against it in any such court. In recognition of the fact that the issues which would arise under or relating to this Security Agreement, are of such a complex nature that they could not be properly be tried before a jury, each of the parties hereto waives trial by jury. The prevailing party in any action and/or proceeding shall be entitled to recover its reasonable attorneys' fees and costs from the other party/parties to such action, suit or proceeding.

                  (i) Return of Collateral. Upon timely payment in full to Secured Party of the Obligations, Secured Party shall immediately return the Collateral unencumbered to the Company and the Debtor.


[NEXT PAGE IS THE SIGNATURE PAGE]



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

BIZCOM, U.S.A., INC.                       SOPHIA COMMUNICATIONS, INC.


By: /s/ Hanan Klein                        By: /s/ Roberto Isaias
    ------------------------------             ---------------------------------
         Name:  Hanan "Hank" Klein                  Name:  Roberto Isaias
         Title: President                           Title: Chairman of the Board

SMR MANAGEMENT, INC.


By: /s/ Hanan Klein
    ------------------------------
         Name:  Hanan "Hank" Klein
         Title: President

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                                   SCHEDULE 1

                                 PLEDGED SHARES
                                 --------------


--------------------------------------------------------------------------------

  One Hundred (100) shares of Common Stock of SMR Management, Inc., par value $.001 per share, issued in the name of BizCom, U.S.A., Inc. as evidenced by
                          Stock Certificate Number 1.

--------------------------------------------------------------------------------



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

                         ANNEX A TO SECURITY AGREEMENT


I.       Information regarding Debtor:

         A.       DEBTOR'S TRADENAMES:
                  None

         B.       LOCATION OF BOOKS AND RECORDS:
                  5440 NW 33 Avenue, Suite 106
                  Fort Lauderdale, Florida 33309


         C.       JURISDICTION(S) FOR FILING FINANCING STATEMENTS:

                  Florida
                  Secretary of State, UCC Division
                  [Please insert address]

II.      Information regarding the Company:

         A.       THE COMPANY'S TRADENAMES:
                  None

         B.       LOCATION OF BOOKS AND RECORDS:
                  5440 NW 33 Avenue, Suite 106
                  Fort Lauderdale, Florida 33309


         C.       JURISDICTION(S) FOR FILING FINANCING STATEMENTS:

                  Florida
                  Secretary of State, UCC Division


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